WCM Focused International Growth Fund

Investor Class Shares (Ticker Symbol: WCMRX)

Institutional Class Shares (Ticker Symbol: WCMIX)

WCM Focused Emerging Markets Fund

Investor Class Shares (Ticker Symbol: WFEMX)

Institutional Class Shares (Ticker Symbol: WCMEX)

WCM Focused Global Growth Fund

Investor Class Shares (Ticker Symbol: WFGGX)

Institutional Class Shares (Ticker Symbol: WCMGX)

WCM International Small Cap Growth Fund

Institutional Class Shares (Ticker Symbol: WCMSX)

Each a series of Investment Managers Series Trust (the “Trust”)

Supplement dated April 11, 2019, to the

Prospectus and Statement of Additional Information, each dated September 1, 2018, as amended October 23, 2018; and Summary Prospectuses dated September 1, 2018, as amended.

Change in Distributor – All Funds

In July 2018, Natixis Investment Managers, L.P. signed an agreement to acquire a minority stake in WCM Investment Management, LLC (“WCM”), the investment advisor to the Funds. The transaction closed on April 5, 2019. In anticipation of the closing, at a meeting held on September 19-20, 2018, the Board of Trustees of the Trust approved a change in the Funds’ distributor from IMST Distributors, LLC to Natixis Distribution, L.P. Natixis Distribution, L.P. is located at 888 Boylston Street, Suite 800, Boston, Massachusetts 02199-8197.

Accordingly, effective April 22, 2019 (the “Effective Date”), the paragraph under “Other Service Providers” in the Funds’ Prospectus is deleted in its entirety and replaced with the following:

Natixis Distribution, L.P. (the “Distributor”) is the Funds’ principal underwriter and acts as the Funds’ distributor in connection with the offering of Fund shares. The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not an affiliate of the Trust, the Advisor or any other service provider for the Funds.

In addition, as of the Effective Date, the first paragraph under “Distributor and the Distribution Agreement” in the Funds’ Statement of Additional Information is deleted in its entirety and replaced with the following:

Natixis Distribution, L.P. is the distributor (also known as the principal underwriter) of the shares of the Funds and is located at 888 Boylston Street, Suite 800, Boston, Massachusetts 02199-8197. The Distributor is a registered broker-dealer and is a member of FINRA. The Distributor is not an affiliate of the Trust, the Advisor or any other service provider for the Funds.

As of the Effective Date, all references to IMST Distributors, LLC and the Distribution Agreement with IMST Distributors, LLC contained in the Funds’ Prospectus and Statement of Additional Information are deleted in their entirety.

Please retain this Supplement with your records.

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